KRANE SHARES TRUST

KraneShares China Innovation ETF (the “Fund”)

Supplement dated June 3, 2022 to the currently effective Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and the Statement of Additional Information for the Fund and should be read in conjunction with the Statutory Prospectus and Statement of Additional Information dated September 29, 2021.

Effective June 1, 2022, the Fund’s investment adviser, Krane Funds Advisors, LLC contractually agreed to waive its management fee by 0.15% of the Fund’s average daily net assets until the date of the Fund’s first investment in an initial public offering (“IPO”) and or a pre-IPO. As a result, effective June 1, 2022, the following changes are made to the Statutory Prospectus and Statement of Additional Information of the Fund:

1.	In the section entitled “Management - Investment Adviser” to the Fund’s Statutory Prospectus, the following is added after the third paragraph:

Effective June 1, 2022, Krane has contractually agreed to waive its management fee by 0.15% of the average daily net assets of KraneShares China Innovation ETF. This contractual fee waiver will continue until the date of the Fund’s first investment in an initial public offering (“IPO”) and or a pre-IPO, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

2.	In the section entitled “Investment Adviser” to the Fund’s Statement of Additional Information, the following is added after the third paragraph:

Effective June 1, 2022, Krane has contractually agreed to waive its management fee by 0.15% of the average daily net assets of KraneShares China Innovation ETF. This contractual fee waiver will continue until the date of the Fund’s first investment in an initial public offering (“IPO”) and or a pre-IPO, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.